EXHIBIT 99.1


                                 REVOCABLE PROXY

                          FIRST NORTHWEST BANCORP, INC.

                         SPECIAL MEETING OF STOCKHOLDERS

         The undersigned hereby appoints [________________] and [_______________] and each of them as proxies and attorneys-in-fact, with full power of substitution, to attend and vote as proxies for the undersigned at a Special Meeting of the Stockholders of First Northwest Bancorp, Inc. (the "Meeting"), to be held on [__________], 2005, at [____________________________],
at [____] [__].m., local time, and any and all adjournments and postponements thereof, the number of shares of First Northwest Bancorp, Inc. ("First Northwest") held by the undersigned on [_________] [__], 2005, which the undersigned would be entitled to vote if then personally present, for the following purposes:

         1. The approval of the Agreement and Plan of Merger, dated as of November 17, 2004 by and between First Northwest and Wintrust Financial Corporation (the "Merger Agreement") which provides for the merger of First Northwest with and into Wintrust Financial Corporation.

                     /__/ FOR            /__/ AGAINST         /__/ ABSTAIN

         2. The approval to adjourn the Meeting in the event that an insufficient number of shares are present in person or by proxy to approve the Merger Agreement and the transactions it contemplates to permit further solicitation.

                     /__/ FOR            /__/ AGAINST         /__/ ABSTAIN

         3. In accordance with their discretion, the proxies may vote upon all other matters that may properly come before said meeting and any adjournments or postponements of the meeting.

                       (continued and to be signed on the reverse side)


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         THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE
SPECIFIED, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE MERGER AGREEMENT AND THE TRANSACTIONS IT CONTEMPLATES. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of First Northwest at or before the Meeting a written notice of revocation bearing a later date than this proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of First Northwest at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this proxy). If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from First Northwest, prior to the execution of this proxy, of Notice of the Special Meeting and a Proxy Statement/Prospectus.

         Date:______________________, 2005           ___________________________
                                                     PRINT NAME OF STOCKHOLDER


                                                     ___________________________
                                                     SIGNATURE OF STOCKHOLDER


                                                     ___________________________
                                                     PRINT NAME OF STOCKHOLDER


                                                     ___________________________
                                                     SIGNATURE OF STOCKHOLDER


                                                     Please sign exactly as your
                                                     name appears on this card.
                                                     When signing as attorney,
                                                     executor, administrator,
                                                     trustee or guardian, please
                                                     give your full title. If
                                                     shares are held jointly,
                                                     each holder should sign.


                  ____________________________________________

                  PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL
                THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

                  ____________________________________________

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